SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 18, 1998


                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



        Delaware                     1-9494                     13-3228013
(State or other jurisdiction        (Commission                 (I.R.S. Employer
     of incorporation)              File Number)                Identification
                                                                Number)


727 Fifth Avenue, New York, New York                            10022
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (212) 755-8000

Item 5.  Other Events.

         On November 18, 1998, Registrant announced that as of January 31, 1999, William R. Chaney will relinquish his responsibilities as Chief Executive Officer in favor of Michael J. Kowalski, the Registrant's current President and Chief Operating Officer. Mr. Kowalski will then serve as President and Chief Executive Officer. Mr. Chaney will continue to actively serve as Chairman of the Board of Directors.

                                                     TIFFANY & CO.


                                            BY:      /s/ James N. Fernandez
                                                     ---------------------------

                                                     James N. Fernandez
                                                     Executive Vice President
Date: November 19, 1998                              and Chief Financial Officer